Exhibit 99.1

NEWS RELEASE

Contacts:
Michael Lacovara, Chief Executive Officer
(212) 356-0513

Financial Dynamics
Julie Prozeller / Hannah Sloane
212-850-5600

Rodman & Renshaw Capital Group, Inc. Announces Financial Results for the Second Quarter 2008
Reports Record Second Quarter Revenue, up 95% Sequentially

New York, NY, August 12, 2008 – Rodman & Renshaw Capital Group, Inc. (NASDAQ: RODM) today announced its results for the second quarter ended June 30, 2008.

Total revenue for the quarter was $29.5 million, representing an increase of 95% from $15.2 million in the first quarter of 2008. The Company reported net income of $6.0 million, or $0.18 per share, for the quarter, compared to net income of $1.1 million, or $0.03 per share, for the first quarter of 2008. The Company reported net income on a non-U.S. GAAP basis of $6.6 million, or $0.20, per share compared to net income of $1.7 million, or $0.05 per share, for the first quarter of 2008.1

“We are pleased with our performance during the second quarter,” commented Michael Lacovara, Chief Executive Officer of Rodman & Renshaw. “Despite the challenging environment, we achieved record revenue driven by particular strength within our core healthcare sector. We also were once again ranked the number one firm in PIPE transactions by volume for the second quarter and the first half of 20082. We achieved these results well below our target compensation ratio and showed record improvement in operating margin, which stood at 34% for the quarter. We believe that these results begin to validate our strategy of building a solidly profitable and increasingly diverse franchise in a structure that emphasizes relatively low fixed costs and compensation expense that varies highly with revenue. The businesses we have acquired since the beginning of the year, and the new professionals we have brought on board, are performing well and helping to propel our business forward. We are mindful that conditions are still unfavorable for all investment banks, but we believe that we are well-positioned to continue to successfully execute on our strategy.”

OPERATING RESULTS

Investment Banking

Investment banking revenue was $22.3 million for the quarter, which included $8.0 million in warrants received as compensation for activities as underwriter or placement agent valued using the Black-Scholes Option Pricing Model, as compared to $8.9 million in investment banking revenue in the first quarter of 2008, comprised of $7.4 million of cash fees and $1.5 million attributed to warrants received, valued using the Black-Scholes Option Pricing Model.

  Private placement and underwriting revenue for the quarter was $20.8 million, compared to $8.2 million in the first quarter of 2008. During the quarter, the Company completed 14 financing transactions with an average transaction size of $22.6 million, compared to 13 financing transactions with an average transaction size of $10.8 million in the first quarter of 2008.

  Strategic advisory fees for the quarter were $1.5 million, compared to $0.7 million in the first quarter of 2008.

[1]	Reconciliation between GAAP and non-GAAP results can be found in the accompanying tables.
[2]	Source: Sagient Research Systems, a leading publisher of independent research for the financial services and institutional investment communities.

Sales & Trading

  Commissions for the quarter were $1.7 million, compared to $1.6 million in the first quarter of 2008.

  Principal transactions revenue for the quarter was $4.4 million, compared to $4.3 million in the first quarter of 2008, which included $9.2 million in additional principal transaction revenue as a result of a change in valuation method related to our warrant portfolio.

Conference Fees

Conference fees revenue was $0.8 million for the quarter, compared to $0 in the first quarter of 2008.

Operating Expenses

Total operating expenses were $19.4 million for the quarter, compared to $13.1 million in the first quarter of 2008. The expenses for the second quarter of 2008 include employee compensation and benefits, conference fees associated with our European Conference held in May, and professional and consulting fees. For the quarter, expenses, net of pre-offering stock compensation expense and goodwill impairment, were $18.3 million, compared to $11.0 million in the first quarter of 2008.

  Compensation Expense

Employee compensation and benefits expense for the quarter, including pre-offering stock compensation expense, was $12.5 million, compared to $8.3 million in the first quarter of 2008.

Excluding pre-offering stock compensation expense of $1.0 million, employee compensation and benefits expense for the quarter was $11.5 million, compared to $7.2 million in the first quarter of 2008.

Employee compensation and benefits expense for the second quarter, excluding pre-offering stock compensation expense, represented 38.9% of revenue, compared to 47.6% in the first quarter of 2008.

  Non-Compensation Expense

Non-compensation expense for the quarter was $6.9 million, compared to $4.8 million in the first quarter of 2008, with most of the difference attributable to conference expenses.

Capital

At June 30, 2008 stockholders’ equity was $71.2 million. Cash and cash equivalents and cash held by us but segregated and on deposit for regulatory purposes, or deposited with clearing and depository organizations was $30.3 million. Book value per common share was $1.80. Book value per common share is based on common shares outstanding including unvested and vested restricted stock and restricted stock units.

Termination of Stock Repurchase Program

The Company further announced that it has terminated the Stock Repurchase Program that it announced on February 20, 2008. 529,000 shares were purchased by the Company under the Program at an average price per share of $1.85.

Conference Call details

A conference call with management to discuss the financial results for the second quarter of 2008 will be held today at 10:00 AM Eastern time. Investors can participate in the conference call by dialing (888)-713-4214 (domestic) or (617)-213-4866 (international). The passcode for the call is 45608124. The call is being webcast by Thomson/CCBN and can be accessed through the Rodman & Renshaw Capital Group, Inc. website at www.rodmanandrenshaw.com as well as the Thomson/CCBN link: http://phx.corporate-ir.net/phoenix.zhtml?p=irol-eventDetails&c=122722&eventID=1905305

About Rodman & Renshaw Capital Group, Inc.

Rodman & Renshaw Capital Group, Inc. is a holding company with a number of direct and indirect subsidiaries, including Rodman & Renshaw, LLC, Rodman Principal Investments, LLC, and Miller Mathis & Co., LLC.

Rodman & Renshaw, LLC is a full service investment bank dedicated to providing investment banking services to companies that have significant recurring capital needs due to their growth and development strategies, along with research and sales and trading services to investor clients that focus on such companies. Rodman is a leading investment banking firm with particular emphasis on “essential” industries with significant capital needs, including health care (especially life science), energy (especially upstream oil and gas), ferrous and non-ferrous metals, shipping, and natural resources, as well as a leader in the PIPE (private investment in public equity) and RD (registered direct placements) transaction markets.

MEMBER FINRA, SIPC

Cautionary Note Regarding Forward Looking Statements

This press release contains forward-looking statements regarding future events and financial performance. In some cases, you can identify these statements by words such as “may,” “might,” “will,” “should,” “except,” “plan,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” or “continue,” the negative of these terms and other comparable terminology. These statements involve a number of risks and uncertainties and are based on numerous assumptions involving judgments with respect to future economic, competitive and market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond the Company’s control. There are or may be important factors that could cause our actual results to materially differ from our historical results or from any future results expressed or implied by such forward looking statements.

These factors include, but are not limited to, those discussed under the section entitled “Risk Factors” in our Annual Report on Form 10-K, filed March 14, 2008, which is available at the Securities and Exchange Commission website at www.sec.gov. The forward-looking statements in this press release are based upon management’s reasonable belief as of the date hereof. The Company undertakes no obligation to revise or update publicly any forward-looking statements for any reason.

RODMAN & RENSHAW CAPITAL GROUP, INC AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE THREE MONTH PERIOD ENDED JUNE 30,
2008, MARCH 31, 2008 AND JUNE 30, 2007 (UNAUDITED)

	For the Three Months	For the Three Months	For the Three
	Ended	Ended	Months Ended
	June 30, 2008	March 31, 2008	June 30, 2007
Revenues:
Investment banking	$22,283,045	$8,902,176	$24,142,483
Principal transactions	4,439,738	4,341,699	(442,109)
Commissions	1,735,089	1,563,365	1,606,368
Conference fees	842,865	-	719,009
Interest and other income	231,323	373,772	285,226
Total revenues	$29,532,060	$15,181,012	$26,310,977

Operating expenses:
Employee compensation and benefits	12,504,456	8,251,226	16,385,545
Other employee benefits	139,311	110,722	107,453
Conference fees	2,293,056	308,845	1,968,861
Broker dealer commissions	67,255	92,945	52,736
Professional and consulting fees	1,275,633	948,539	1,316,549
Business development	829,589	811,586	848,935
Communication and market research	603,451	560,127	491,246
Office	115,538	125,417	207,928
Occupancy and equipment rentals	587,293	317,996	307,718
Clearance and execution charges	146,733	76,854	47,027
Depreciation and amortization	316,617	137,239	162,318
Impairment of goodwill	-	1,065,000	-
Other	487,478	289,788	203,258
Total operating expenses	19,366,410	13,096,284	22,099,574

Operating income	10,165,650	2,084,728	4,211,403

Interest expenses	-	-	594,646

Income from continuing operations before income taxes	10,165,650	2,084,728	3,616,757
Income tax expense	(4,161,544)	(987,285)	391,184)
Income from continuing operations	6,004,106	1,097,443	3,225,573
(Loss) income from discontinued operations	-	-	(19,330)
Net income	$6,004,106	$1,097,443	$3,206,243

Weighted average common shares outstanding:
Basic	32,989,283	32,927,297	18,159,147
Diluted	34,109,190	33,244,200	24,218,617

Net income per share – basic
Income from continuing operations	$0.18	$0.03	$0.18
Income from discontinued operations	-	-	-
Net income	$0.18	$0.03	$0.18

Net income per share – diluted
Income from continuing operations	$0.18	$0.03	$0.16
Income from discontinued operations	-	-	-
Net income	$0.18	$0.03	$0.16

RODMAN & RENSHAW CAPITAL GROUP, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE THREE
MONTH AND SIX MONTH PERIODS ENDED JUNE 30, 2008 AND 2007 (UNAUDITED)

	For the Three Months Ended		For the Six Months Ended
	June 30		June 30
	2008	2007	2008	2007
Revenues:
Investment banking	$22,283,045	$24,142,483	$31,185,221	$38,492,653
Principal transactions	4,439,738	(442,109)	8,781,438	2,737,057
Commissions	1,735,089	1,606,368	3,298,454	3,606,237
Conference fees	842,865	719,009	842,865	719,009
Interest and other income	231,323	285,226	605,094	378,747
Total revenues	$29,532,060	$26,310,977	$44,713,072	$45,933,703

Operating expenses:
Employee compensation and benefits	12,504,456	16,385,545	20,755,682	26,421,709
Other employee benefits	139,311	107,453	250,032	201,093
Conference fees	2,293,056	1,968,861	2,601,902	2,144,492
Broker dealer commissions	67,255	52,736	160,201	96,624
Professional and consulting fees	1,275,633	1,316,549	2,224,172	1,831,524
Business development	829,589	848,935	1,641,176	1,433,545
Communication and market research	603,451	491,246	1,163,578	889,407
Office	115,538	207,928	240,955	401,879
Occupancy and equipment rentals	587,293	307,718	905,288	605,398
Clearance and execution charges	146,733	47,027	223,587	97,850
Depreciation and amortization	316,617	162,318	453,855	324,813
Impairment of goodwill	-	-	1,065,000	-
Other	487,478	203,258	777,266	456,148
Total operating expenses	19,366,410	22,099,574	32,462,694	34,904,482

Operating income	10,165,650	4,211,403	12,250,378	11,029,221

Interest expenses	-	594,646	-	792,861

Income from continuing operations before income taxes	10,165,650	3,616,757	12,250,378	10,236,360
Income tax expense	(4,161,544)	(391,184)	(5,148,829)	(351,865)

Income from continuing operations	6,004,106	3,225,573	7,101,549	9,884,495
			-	142,610
(Loss) income from discontinued operations	-	(19,330)
Net income	$6,004,106	$3,206,243	$7,101,549	$10,027,105

Weighted average common shares outstanding:
Basic	32,989,283	18,159,147	33,000,108	18,159,147
Diluted	34,109,190	24,218,617	34,327,527	24,203,713

Net income per share – basic
Income from continuing operations	$0.18	$0.18	0.22	$0.54
Income from discontinued operations	-	-	-	0.01
Net income	$0.18	$0.18	0.22	$0.55

Net income per share – diluted
Income from continuing operations	$0.18	$0.16	0.21	$0.44
Income from discontinued operations	-	-	-	0.01
Net income	$0.18	$0.16	0.21	$0.45

RODMAN & RENSHAW CAPITAL GROUP, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION AS OF JUNE 30, 2008 (UNAUDITED) AND
DECEMBER 31, 2007

	June 30,	December 31,
	2008	2007
	(Unaudited)
Assets
Cash and cash equivalents	$27,866,572	$54,834,189
Cash and cash equivalent segregated and on deposit for regulatory purposes or deposited with clearing and depository
organizations	2,446,695	-
Financial instruments owned, at fair value	28,945,814	9,011,405
Private placement and other fees receivable	2,304,786	967,473
Due from clearing broker	3,186,739	1,888,854
Prepaid expenses	770,172	688,550
Deferred tax assets	-	2,258,301
Property and equipment, net	887,768	913,645
Other assets	3,479,195	244,790
Goodwill and other intangible assets	22,738,040	1,065,000
Total Assets	$92,625,781	$71,872,207

Liabilities and Stockholders’ Equity
Accrued compensation payable	$9,167,357	$6,140,839
Accounts payable and accrued expenses	7,535,001	2,929,072
Conference deposits	418,805	15,443
Financial instruments sold, not yet purchased, at fair value	1,262,073	147,663
Distributions payable	-	1,440,000
Due to affiliate	329,907	382,963
Income tax payable	-	48,067
Deferred tax liabilities	2,620,715	-
Total Liabilities	21,333,858	11,104,047

Stockholders’ Equity
Common stock, $0.001, par value; 100,000,000 shares authorized;
36,341,376 and 33,750,000 issued as of
June 30, 2008 and December 31, 2007, respectively	36,341	33,750
Preferred stock, $0.001 par value; 1,000,000 authorized; none issued	-	-
Additional paid-in capital	66,612,769	62,345,072
Treasury Stock, 522,675 shares	(988,831)	-
Accumulated other comprehensive loss	-	(140,757)
Retained Earnings (Deficit)	5,631,644	(1,469,905)
Total Stockholders’ Equity	71,291,923	60,768,160

Total Liabilities and stockholders’ equity	$92,625,781	$71,872,207

Non-GAAP Financial Measures

The Company has utilized the non-GAAP information set forth below as an additional device to aid in understanding and analyzing its financial results for the three months ended June 30, 2008. Management believes that these non-GAAP measures will allow for a better evaluation of the operating performance of the Company’s business and facilitate meaningful comparison of the results in the current period to those in prior periods and future periods. Reference to these non-GAAP measures should not be considered a substitute for results that are presented in a manner consistent with GAAP.

A limitation of utilizing these non-GAAP measures is that GAAP accounting does in fact reflect the underlying financial results of the Company’s business. Therefore, management believes that the GAAP measures as well as the corresponding non-GAAP measures of the Company’s financial performance should be considered together.

		Reconciliation
Three Months ended June 30, 2008:	GAAP	Amount		Non-GAAP
Compensation and benefits expense	$12,504,456	$(1,023,218)	(a)	$11,481,236
Income before income tax expense	$10,165,650	$1,023,218	(a)	$11,188,868
Income tax expense	$4,161,544	$433,844	(b)	$4,595,388
Net (loss) / income	$6,004,106	$589,374	(c)	$6,593,480
Compensation ratio (d)	42.3%			38.9%
Earnings per share (e):
Basic	$0.18	$0.02		$0.20
Diluted	$0.18	$0.02		$0.20
Weighted average number of
common shares outstanding (e):
Basic	32,989,283	-	(f)	32,989,283
Diluted	34,109,190	-	(f)	34,109,190

(a) The non-GAAP adjustment represents the pre-tax expense with respect to the amortization of the restricted stock and option awards granted to employees prior to the Company’s October 2007 public offering (the “Offering”)

(b) The non-GAAP adjustment with respect to income tax expense represents the elimination of the tax benefit resulting from the amortization of the pre-Offering restricted stock and option awards in the period.

(c) The non-GAAP adjustment with respect to net income was the after-tax amortization of the pre-Offering restricted stock and option awards in the period.

(d) The second quarter 2008 compensation ratio was calculated by dividing compensation and benefits expense by total revenues of $29,532,060.

(e) In accordance with Statement of Financial Accounting Standards No. 128, basic and diluted common shares outstanding are equal for the quarter ended June 30, 2008.

(f) Unadjusted.